Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Investor Relations

703-742-5393

InvestorRelations@quadramed.com

QUADRAMED CORPORATION ANNOUNCES Q2 2007 RESULTS

Net Income of $2.2 million

EPS of $0.02 Basic and Diluted

Cash Flow from Operations of $4.9 million

EBITDA of $3.1 million

RESTON, VA – (August 8, 2007) — QuadraMed Corporation (Amex:QD) announced today that it will report net income of $2.2 million before preferred stock accretion for the three months ended June 30, 2007, compared to a net income of $3.8 million before preferred stock accretion for the same period in 2006. Income from operations was $1.3 million for the three months ended June 30, 2007, compared to income from operations of $3.6 million for the same period in 2006.

Cash and investments increased by $3.4 million during the three months ended June 30, 2007, to $56.2 million, and have increased $11.7 million since December 31, 2006. Cash flow from operations was $4.9 million for three months ended June 30, 2007, compared to $4.1 million for the corresponding three months in 2006.

Revenues of $34.4 million (including a $3.7 million sale of hardware to a single customer), gross margin of 53% and operating expenses of $17.0 million combined to produce the achieved operating results for the quarter. These are compared to revenues of $32.0 million, gross margin of 65% and operating expenses of $17.3 million for the same period in 2006.

Total operating expenses of $17.0 million for the three months ended June 30, 2007 are compared to $17.3 million for the three months ended June 30, 2006. After removing the effect of $0.4 million of acquisition related expenses from the 2007 figures, operating expenses decreased approximately $0.7 million between the three month periods.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) was $3.1 million or 9% of revenues for the three months ended June 30, 2007, compared to EBITDA of $5.7 million or 18% of revenues for the same period in 2006.

The Company will also report net income attributable to common shareholders of $0.9 million, or $0.02 per basic and diluted share, for the three months ended June 30, 2007; this is compared to a net income attributable to common shareholders of $2.3 million, or $0.06 per basic and $0.05 per diluted share, for the same period in 2006.

“These second quarter results continue our string of profitable quarters, now five in a row and six out of the last seven. Our sales bookings for the first half of the year are ahead of the internal targets we set coming into this year. We believe this market success is beginning to validate the changes we made in the sales structure at the beginning of the year, as well as our new product strategy focused on the Care-based Revenue Cycle process. With the recent announcement of our plans to acquire the CPR product line, we are now positioning QuadraMed to actively compete in the large hospital market, which is the next logical step in our strategic plan targeted at long term success,” said Keith Hagen, QuadraMed’s President and Chief Executive Officer.

The Company reported on July 22, 2007 that it had signed a definitive agreement to acquire the Computerized Patient Record (CPR) assets and related business of Misys Healthcare, a division of Misys plc (FTSE: MSY.L), for $33 million in cash, and that the transaction is expected to close within sixty days from the date of the announcement. Misys CPR is a leading enterprise-wide computerized patient record and electronic health record system.

Management will review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Wednesday, August 8, 2007. To ensure fair dissemination of information, no inquiries of management should be made regarding QuadraMed’s results until after the conference call. A brief question and answer period will follow management’s presentation. The dial-in number for the conference call is 800-263-8506 domestic and 719-457-2681 international. Callers should dial in by 3:45 PM Eastern (12:45 PM Pacific) to register. The call will also be webcast live and available to the public via the Investor Relations section of QuadraMed’s webpage at www.quadramed.com. Please note that the webcast is listen-only. Listeners should access the website at 3:45 PM Eastern (12:45 PM Pacific) to register and to download and install any necessary audio software. Webcast replays will be available shortly after the live call is completed. Replay will be available until August 14, 2007. Replay telephone numbers are 719/457-0820 or 888/203-1112; replay passcode is 2711945.

Attachments	Exhibit 1	Condensed Consolidated Balance Sheets (unaudited) as of June 30, 2007 and December 31, 2006

	Exhibit 2	Condensed Consolidated Statements of Operations (unaudited) for the Three Months Ended June 30, 2007 and 2006 and Six Months Ended June 30, 2007 and 2006

	Exhibit 3	Condensed Consolidated Statements of Cash Flows (unaudited) for the Three Months Ended June 30, 2007 and 2006 and Six Months Ended June 30, 2007 and 2006

	Exhibit 4	Reconciliation of EBITDA and Non-GAAP Measurements (unaudited) for the Three Months Ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006

	Exhibit 5	Reconciliation of EBITDA and Non-GAAP Measurements (unaudited) for the Six Months Ended June 30, 2007 and June 30, 2006 and the Twelve Months Ended June 30, 2007

About QuadraMed Corporation

QuadraMed Corporation advances the success of healthcare organizations through IT solutions that leverage quality care into positive financial outcomes. As evolving reimbursement scenarios challenge healthcare organizations to leverage quality of care into payment, clients committing to QuadraMed’s care-based solutions can realize market leading financial performance. Using QuadraMed’s end-to-end solutions to optimize the patient experience and leverage quality of care into payment, our clients can receive the proper reimbursement, in the shortest time, at the lowest administrative cost. Behind our products and services is a staff of almost 600 professionals whose experience and dedication to service have earned QuadraMed the trust and loyalty of customers at approximately 2,000 healthcare provider facilities. To find out more about QuadraMed, visit www.quadramed.com.

Cautionary Statement on Risks Associated with QuadraMed’s Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 by QuadraMed that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement except as required by law. QuadraMed advises investors that it discusses risk factors and uncertainties that could cause QuadraMed’s actual results to differ from forward-looking statements in its periodic reports filed with the Securities and Exchange Commission (“SEC”). QuadraMed’s SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

QuadraMed Affinity and Care-based Revenue Cycle are registered trademarks of QuadraMed Corporation. QuadraMed Corporation’s trademark: “Quality Care. Financial Health” is pending registration. All other trademarks are the property of their respective holders.

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Exhibit 1

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

(unaudited)

	June 30, 2007	December 31, 2006
ASSETS
Current assets
Cash and cash equivalents	$31,472	$32,596
Short-term investments	23,537	10,703
Accounts receivable, net of allowance for doubtful accounts of $1,374 and $2,612, respectively	20,188	20,358
Unbilled and other receivables	1,170	4,253
Prepaid expenses and other current assets, net of allowance on other receivable of $910 and $833, respectively	7,704	10,848

Total current assets	84,071	78,758

Restricted cash	2,435	2,341
Long-term investments	1,209	1,244
Property and equipment, net of accumulated depreciation and amortization of $22,009 and $21,131, respectively	2,175	2,557
Goodwill	25,983	25,983
Other intangible assets, net of accumulated amortization of $30,055 and $28,354, respectively	430	2,132
Other long-term assets	3,185	3,183

Total assets	$119,488	$116,198

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued expenses	$2,519	$3,493
Accrued payroll and related	6,539	8,720
Other accrued liabilities	5,003	5,666
Dividends payable	945	3,775
Deferred revenue	49,821	46,347

Total current liabilities	64,827	68,001

Accrued exit cost of facility closing	1,307	2,066
Deferred Income Taxes	1,192	1,042
Other long-term liabilities	2,580	2,618

Total liabilities	69,906	73,727

Stockholders’ equity
Preferred stock, $0.01 par, 5,000 shares authorized, 4,000 shares issued and outstanding, respectively	95,923	93,290
Common stock, $0.01 par, 150,000 shares authorized; 44,486 and 43,678 shares issued and 44,029 and 43,221 outstanding, respectively	445	437
Shares held in treasury	(5)	(5)
Additional paid-in-capital	306,863	304,504
Accumulated other comprehensive loss	(129)	(49)
Accumulated deficit	(353,515)	(355,706)

Total stockholders’ equity	49,582	42,471

Total liabilities and stockholders’ equity	$119,488	$116,198

Exhibit 1 to Press Release dated August 8, 2007

Exhibit 2

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three months ended, June 30,		Six months ended, June 30,
	2007	2006	2007	2006
Revenue
Services	$5,011	$2,823	$8,539	$5,738
Maintenance	14,234	14,241	28,159	27,803
Installation and other	2,684	3,284	5,242	6,156

Services and other revenue	21,929	20,348	41,940	39,697
Licenses	9,515	11,252	18,189	20,385
Hardware	2,918	428	3,439	874

Total revenue	34,362	32,028	63,568	60,956

Cost of revenue
Cost of services and other revenue	8,685	6,803	15,712	13,933
Royalties and other	4,057	2,991	7,036	5,663
Amortization of acquired technology and capitalized software	354	956	825	1,951

Cost of license revenue	4,411	3,947	7,861	7,614
Cost of hardware revenue	2,895	383	3,387	575

Total cost of revenue	15,991	11,133	26,960	22,122

Gross margin	18,371	20,895	36,608	38,834

Operating expense
General and administration	4,579	4,261	8,452	10,818
Software development	7,662	8,432	15,074	17,001
Sales and marketing	3,913	3,543	7,809	7,239
Amortization of intangible assets and depreciation	875	1,081	1,798	2,204
Unusual Charges

Total operating expenses	17,029	17,317	33,133	37,262

Income (loss) from operations	1,342	3,578	3,475	1,572

Other income (expense)
Interest expense, includes non-cash charges of $33, $102, $84 and $221, respectively	(33)	(103)	(83)	(226)
Interest income	644	399	1,217	765
Other income (expense), net	409	36	486	54

Other income (expense)	1,020	332	1,620	593

Income (loss) from continuing operations before income taxes	$2,362	$3,910	$5,095	$2,165
Provision for income taxes	(162)	(63)	(271)	(161)

Income (loss) from continuing operations	2,200	3,847	4,824	2,004

Net income (loss)	$2,200	$3,847	$4,824	$2,004
Preferred stock accretion	(1,325)	(1,507)	(2,633)	(2,996)

Net income (loss) attributable to common shareholders	$875	$2,340	$2,191	$(992)

Income (loss) per share-basic
Basic	$0.02	$0.06	$0.05	$(0.02)
Diluted	0.02	0.05	0.05	(0.02)

Weighted average shares outstanding
Basic	43,665	41,864	43,735	41,602

Diluted	43,665	78,072	43,735	41,602

Exhibit 2 to Press Release dated August 8, 2007

Exhibit 3

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Cash flows from operating activities
Net income (loss) attributable to common shareholders	$875	$2,340	$2,191	$(992)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,230	2,037	2,624	4,155
Deferred compensation amortization	96	97	192	193
Dividend discount amortization	15	84	48	185
Provision for bad debts	25	434	181	820
Stock-based compensation expense	356	196	739	467
Gain on sales of investments	(18)	—	(29)	—
Interest expense on note payable	18	18	36	36
Preferred stock accretion and dividend premium	1,325	1,506	2,633	2,995
Other	—	(21)	—	(21)

Changes in assets and liabilities:
Accounts receivable	1,160	4,855	1,450	3,482
Prepaid expenses and other	5,103	(886)	4,873	286
Accounts payable and accrued liabilities	97	(683)	(4,576)	(4,586)
Deferred revenue	(5,350)	(5,861)	3,474	2,385

Cash provided by operating activities	4,932	4,116	13,836	9,405

Cash flows from investing activities
Decrease in restricted cash	(148)	(57)	(94)	23
Purchases of available-for-sale securities	(16,157)	(562)	(33,569)	(677)
Proceeds from the sale of assets and available-for-sale securities, net	15,649	558	20,695	658
Purchases of property and equipment	(313)	(245)	(540)	(500)
Other	(16)	11	(9)	35

Cash used in investing activities	(985)	(295)	(13,517)	(461)

Cash flows from financing activities
Payment of preferred stock dividends	(1,375)	(1,625)	(2,878)	(3,250)
Proceeds from issuance of common stock and other	401	172	1,435	418

Cash used in financing activities	(974)	(1,453)	(1,443)	(2,832)

Net increase (decrease) in cash and cash equivalents	2,973	2,368	(1,124)	6,112

Cash and cash equivalents, beginning of period	28,499	36,786	32,596	33,042

Cash and cash equivalents, end of period	$31,472	$39,154	$31,472	$39,154

Exhibit 3 to Press Release dated August 8, 2007

Exhibit 4

QUADRAMED CORPORATION

Reconciliation of EBITDA and Non-GAAP Measurements

(in thousands)

(unaudited)

	For the Three Months Ended
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)

Net income (loss), as reported	$2,200	$2,624	$3,962	$5,979	$3,847	($1,843)

Adjustments to Net Income for EBITDA
Interest Expense	33	50	68	85	103	123
Interest Income	(644)	(573)	(480)	(501)	(399)	(366)
Benefit (provision) for Income Taxes	162	109	80	101	63	98
Depreciation and Amortization	1,326	1,490	1,756	1,878	2,133	2,215

Subtotal Adjustments for EBITDA	877	1,076	1,424	1,563	1,900	2,070

EBITDA	$3,077	$3,700	$5,386	$7,542	$5,747	$227

EBITDA %	0%	0%	10%		18%	0%

Adjusted EBITDA	$1,545	$1,545	$3,004		$5,843	$1,545

Adjusted EBITDA %	5%	5%	10%		18%	5%

Proforma Net Income (Loss) before Preferred Stock Accretion

Net income (loss), as reported	$2,200	$2,624	$3,962	$5,979	$3,847	($1,843)

Proforma adjustments to Net income (loss)
Cash Severance	110	—	—	—	142	315
Non-Cash Severance	—	—	—	—	—	—
Costs of Litigation	—	—	—	—	27	1,124
Strategic Initiatives	412	—	—	—	—	—

Subtotal Proforma adjustments	522	—	—	—	169	1,439

Proforma net income (loss)	$2,722	$2,624	$3,962	$5,979	$4,016	($404)

Proforma net income (loss) %	-1%	-1%	4%		13%	-1%

Proforma Income (Loss) from Operations

Income (loss) from operations, as reported	$1,342	$2,133	$3,623	$5,624	$3,578	($2,006)

Proforma adjustments to Income (loss) from Operations				—
Cash Severance	110	—	—	—	142	315
Non-Cash Severance	—	—	—	—	—	—
Costs of Litigation	—	—	—	—	27	1,124
Strategic Initiatives	412	—	—	—	—	—

Subtotal Proforma adjustments	522	—	—	—	169	1,439

Proforma Income (loss) from operations	$1,864	$2,133	$3,623	$5,624	$3,747	($567)

Proforma Income (loss) from operations %	-2%	-2%	3%		12%	-2%

Other Information

Revenue	$34,362	$29,206	$31,213	$33,032	$32,028	$28,928
Costs of Revenue	$15,991	$10,969	$12,171	$10,975	$11,133	$10,989

Gross Margin	$18,371	$18,237	$19,042	$22,057	$20,895	$17,939

Gross Margin %	53%	62%	61%	67%	65%	62%

Exhibit 4 to Press Release dated August 8, 2007

Exhibit 5

QUADRAMED CORPORATION

Reconciliation of EBITDA and Non-GAAP Measurements

(in thousands)

(unaudited)

	For the Six Months Ended		Last 12 Months Ended
	6/30/07	6/30/06	6/30/07
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)

Net income (loss), as reported	$4,824	$2,004	$14,765

Adjustments to Net Income for EBITDA
Interest Expense	83	226	236
Interest Income	(1,217)	(765)	(2,198)
Benefit (provision) for Income Taxes	271	161	452
Depreciation and Amortization	2,816	4,348	6,450

Subtotal Adjustments for EBITDA	1,953	3,970	4,940

EBITDA	$6,777	$5,974	$19,705

EBITDA %	11%	10%	15%

Adjusted EBITDA	$7,299	$7,582	$20,227

Adjusted EBITDA %	11%	12%	16%

Proforma Net Income (Loss) before Preferred Stock Accretion

Net income (loss), as reported	$4,824	$2,004	$14,765

Proforma adjustments to Net income (loss)
Cash Severance	110	457	110
Non-Cash Severence	—	—	—
Costs of Litigation	—	1,151	—
Strategic Initiatives	412	—	412

Subtotal Proforma adjustments	522	1,608	522

Proforma net income (loss)	$5,346	$3,612	$15,287

Proforma net income (loss) %	8%	6%	12%

Proforma Income (Loss) from Operations

Income (loss) from operations, as reported	$3,475	$1,572	$12,722
Cash Severance	110	457	110
Non-Cash Severence	—	—	—
Costs of Litigation	—	1,151	—
Strategic Initiatives	412	—	412

Subtotal Proforma adjustments	522	1,608	522

Proforma Income (loss) from operations	$3,997	$3,180	$13,244

Proforma Income (loss) from operations %	6%	5%	10%

Other Information
Revenue	$63,568	$60,956	$127,813
Costs of Revenue	$26,960	$22,122	$50,106

Gross Margin	$36,608	$38,834	$77,707

Gross Margin %	58%	64%	61%

Exhibit 5 to Press Release dated August 8, 2007